Exhibit 10.4

Notice of Grant of Stock Options	Scientific Learning Corporation
And Option Agreement	ID: 94-3234458

«First_Name» «Last_Name»	Option Number: «Number»
«Address_Line_1» «Address_Line_2» «Address_Line_3»
«City», «State» «Zip_Code»

Effective «Option_Date», you have been granted a Non-Qualified Stock Option to buy «Shares_Granted» shares of Scientific Learning Corporation (the company) common stock at  $«Option_Price» per share.

Shares will become vested and exercisable per attached Schedule A.

Tax Qualifications:  The option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Additional Term and Optionee’s acknowledgments:  This option is subject to all of the terms and conditions of the Stock Option Agreement attached to this Notice.  The undersigned optionee acknowledges receipt of this notice, the Stock Option Agreement and the 1999 Equity Incentive Plan (the “Plan”), and understands and agrees to all their terms.  Optionee further acknowledges that as of the date of grant of this option, this Notice, the Stock Option Agreement and the Plan set forth the entire understanding between the optionee and Company and regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on the exception of (i) the option agreements previously granted and delivered to optionee under the Plan, and (ii) the following agreements only:

Expiration Date:  «Expiration_Date_Period_1» unless it ends sooner for reasons described in the attached Stock Option Agreement.

Scientific Learning Corporation	Date

«First_Name» «Last_Name»	Date

Notice of Grant of Stock Options	Scientific Learning Corporation
And Option Agreement	ID: 94-3234458

«First_Name» «Last_Name»	Option Number: «Number»
«Address_Line_1»«Address_Line_2»«Address_Line_3»
«City», «State» «Zip_Code»

Effective «Option_Date», you have been granted an Incentive Stock Option to buy «Shares_Granted» shares of Scientific Learning Corporation (the company) common stock at  $«Option_Price» per share.

Shares will become vested and exercisable per attached Schedule A.

Tax Qualifications:  The option is intended to qualify for the federal income tax benefits available to an “Incentive Stock Option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Additional Term and Optionee’s acknowledgments:  This option is subject to all of the terms and conditions of the Stock Option Agreement attached to this Notice.  The undersigned optionee acknowledges receipt of this notice, the Stock Option Agreement and the 1999 Equity Incentive Plan (the “Plan”), and understands and agrees to all their terms.  Optionee further acknowledges that as of the date of grant of this option, this Notice, the Stock Option Agreement and the Plan set forth the entire understanding between the optionee and Company and regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on the exception of (i) the option agreements previously granted and delivered to optionee under the Plan, and (ii) the following agreements only:

Expiration Date:  «Expiration_Date_Period_1» unless it ends sooner for reasons described in the attached Stock Option Agreement.

Scientific Learning Corporation	Date

«First_Name» «Last_Name»	Date

SCHEDULE  A.

Option Number: «Number»

Vesting Commencement Date: «Vest_Base_Date»

Vesting Schedule:          <<% >>of the shares subject to this option shall become exercisable on

Each monthly anniversary of the Vesting Commencement Date, over a 4 year period, until all shares under the option have vested:

•         Provided that on each vesting date you continue to provide services to the company;   and

•         Provided that no shares shall vest until the one year anniversary of your hire date, at which time all the shares that would otherwise have vested in that year shall vest in a cliff on your one year anniversary date.

No Early Exercise:       No portion of this option may be exercise until it is vested.